Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Structured Asset Securities
Corporation (as Depositor under the Trust Agreement, dated as of May 1, 2004, providing for the issuance of Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-11XS) as
reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
1-A1A
Mellon Trust
65,000,000
100%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

1-A1B
JP Morgan CBNA
47,275,000
74%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

Citibank
14,000,000
22%
3800 Citibank Center B3-15
Tampa, FL 33610

1-A1C
Northern Trust
1,415,000
12%
801 S. Canal C-IN
Chicago, IL 60607

US Bank NA
719,000
6%
1555 N. Rivercenter Drive, Suite 0300
Milwaukee, WI 53212

LaSalle Bank
1,110,000
9%
135 South LaSalle Street
Chicago, IL 60603

SSB&T CO
1,681,000
14%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

COMERICA
2,420,000
21%
411 West LaFayette
Mail Code 3404
Detroit, MI 48226

Union Bank
2,500,000
21%
530 B St, Suite 242
San Diego, CA 92101

1-A2
HSBC BK/OM
18,635,000
100%
140 Broadway - Level A
New York, NY 10015

1-A3A
The Bank of New York
15,500,000
100%
One Wall Street
New York, NY 10286

1-A3B
The Bank of New York
8,011,000
24%
One Wall Street
New York, NY 10286

JP Morgan CBNA
25,000,000
76%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

1-A4A
Citibank
2,000,000
5%
3800 Citibank Center B3-15
Tampa, FL 33610
LHMNGV/LBI
17,204,000
50%
70 Hudson Street
Jersey City, NJ 07302

SSB&T CO
3,215,000
9%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan CBNA
5,115,000
14%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

1-A4B
LaSalle Bank
5,000,000
50%
135 South LaSalle Street
Chicago, IL

US Bank NA
5,000,000
50%
1555 N. Rivercenter Drive, Suite 0300
Milwaukee, WI 53212

1-A5A
LaSalle Bank
13,115,000
100%
135 South LaSalle Street
Chicago, IL

1-A5B
Bank of New York
16,263,000
100%
One Wall Street
New York, NY 10286

1-A6
Bank of New York
31,222,000
100%
One Wall Street
New York, NY 10286

1-M 1
Mellon Trust
4,950,000
62%
525 William Penn Place, Suite 3418
Pittsburg, PA 15259

UMB BK, NA
3,000,000
38%
928 Grand Blvd.
Kansas City, MO 64106

1-M 2
JP Morgan CBNA
5,963,000
100%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

2-A1
SSB&T CO
20,423,000
100%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

2-A2
Bank of New York
71,052,000
100%
One Wall Street
New York, NY 10286

2-M 1
LHMNGV/LBI
1,386,000
100%
70 Hudson Street
Jersey City, NJ 07302

2-M 2
JP Morgan CBNA
1,386,000
100%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

M3
SSB&T CO
5,193,000
100%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171